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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 11, 1998
                        --------------------------------
                        (Date of earliest event reported)




                             SMARTSOURCES.COM, INC.
                 FORMERLY INNOVEST CAPITAL SOURCES CORPORATION,
             TELCO COMMUNICATIONS, INC. AND CODY CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



        COLORADO                   33-1933 3-D                  84-1073083
----------------------------       -----------                 -------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)




                          2030 MARINE DRIVE, SUITE 100
               NORTH VANCOURVER, BRITISH COLUMBIA V7P 1V7, CANADA
          (Address of Principal Executive Offices, Including Zip Code)




                                 (604) 986-0889
                         (Registrant's telephone number,
                              including area code)

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                             SMARTSOURCES.COM, INC.

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On December 11, 1998, Innovest Capital Sources Corporation (the "Company") acquired all of the capital stock of Nifco Investments Ltd. ("Nifco") in exchange for 6,000,000 shares of Common Stock (the "Common Stock") issued to former shareholders of Nifco (the "Exchange Transaction"). Upon consummation of the Exchange Transaction, Nifco became a wholly-owned subsidiary of the Company, and the former shareholders of Nifco became the owners of approximately 90% of the Common Stock of the Company. The Exchange Transaction was consummated pursuant to a Share Exchange Agreement, dated December 11, 1998 (the "Exchange Agreement").

         In addition, upon consummation of the Exchange Transaction, all of the former directors and officers of the Company resigned, and three (3) directors designated by Nifco, Nathan Nifco, Joel S. Dumaresq and Dr. Gerald J. Wittenberg, were elected directors of the Company. Mr. Nifco was elected Chairman, President and Chief Executive Officer, and Mr. Dumaresq was elected Vice President and Chief Financial Officer, Secretary and Treasurer.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As a result of the Exchange Transaction described in Item 1, the Company acquired all of the outstanding capital stock of Nifco. Nifco was founded in 1991 and has developed innovative software to assist companies in acquiring and processing international trade information, providing a cutting-edge solution to trade compliance problems. Intelli Trade Inc., a wholly owned subsidiary of Nifco, provides compliance strategies for companies, from classifying all products they purchase and manufacture and building audit trails to preparing and distributing all relevant NAFTA certificates to their customers. ORIGIN(R) Professional is the comprehensive software used by NAFTA trade experts at Intelli Trade Inc. to construct audit trails. The software is also used in-house by a number of Fortune 500 companies to meet trade compliance standards enforced under NAFTA. Analysis by Intelli Trade Inc. and Origin(R) software allows companies to maximize tariff reductions under NAFTA and find alternative sourcing scenarios for further cost-saving measures.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.
         (b)   Pro Forma Financial Information.

               The Company is not filing the required financial statements at this time due to impracticability. The Company shall file such financial statements as an amendment to this Form 8-K within 60 days of the date of this filing, pursuant to Item 7(1)(a)(4)(i) of Form 8-K.

         (c)   Exhibits.

               The exhibits filed as a part of this report are listed on the Index to Exhibits on page 5 of this report, which index is incorporated in this Item 7(c) by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 23, 1998              SMARTSOURCES.COM, INC.


                                      By:   /s/ NATHAN NIFCO
                                          -----------------------------------
                                          Nathan Nifco, Chairman, President and
                                          Chief Executive Officer



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                                INDEX TO EXHIBITS


The following exhibits to this report are incorporated herein by reference:

1. Share Exchange Agreement dated December 11, 1998 among Nathan Nifco and Dina Nifco, residents of West Vancouver, British Columbia, Canada, and the Nifco Family Trust, a British Columbia, Canada trust (collectively, the "Exchanging Shareholders"), Nifco Investments Ltd., a British Columbia corporation ("Nifco"), and SmartSources.com, Inc., a Colorado corporation formerly known as Innovest Capital Sources Corporation.



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